EXHIBIT 1

                             JOINT FILING AGREEMENT

        The undersigned hereby consent to the joint filing by any of them of a Statement on Schedule 13D and any amendments thereto, whether heretofore or hereafter filed, relating to the securities of Intraware, Inc., and hereby affirm that this Amendment No. 4 to Schedule l3D is being filed on behalf of each of the undersigned.

Dated:   April 22, 2003                 COMVEST VENTURE PARTNERS, LP

                                        By:    ComVest Management, LLC, its
                                               general partner

                                        By:    /s/ Michael S. Falk
                                               ---------------------------------
                                               Name:  Michael S. Falk
                                               Title:  Manager


Dated:   April 22, 2003                 COMVEST MANAGEMENT, LLC

                                        By:    /s/ Michael S. Falk
                                               ---------------------------------
                                               Name:  Michael S. Falk
                                               Title:  Manager


Dated:   April 22, 2003                 COMMONWEALTH ASSOCIATES, LP

                                        By:    Commonwealth Management, LLC, its
                                               general partner

                                        By:    /s/ Inder Tallur
                                               ---------------------------------
                                               Name:  Inder Tallur
                                               Title:  Secretary


Dated:   April 22, 2003                 COMMONWEALTH MANAGEMENT, LLC


                                        By:    /s/ Inder Tallur
                                               ---------------------------------
                                               Name:  Inder Tallur
                                               Title:  Secretary

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Dated:   April 22, 2003                 COMMONWEALTH ASSOCIATES GROUP
                                        HOLDINGS, LLC

                                        By:    /s/ Michael S. Falk
                                               ---------------------------------
                                               Name:  Michael S. Falk
                                               Title:  Chairman and Chief
                                               Executive Officer


Dated:   April 22, 2003                 COMMONWEALTH ASSOCIATES LIQUIDATION, LLC

                                        By:    Commonwealth Associates
                                               Management Company, Inc.,
                                               its manager

                                        By:    /s/ Inder Tallur
                                               ---------------------------------
                                               Name:  Inder Tallur
                                               Title:  Secretary


Dated:   April 22, 2003                 By:    /s/ Michael S. Falk
                                               ---------------------------------
                                               Michael S. Falk